SCHEDULE A

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

          This Agreement relates to the following Funds of the Trust:

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                                                                                              MAXIMUM ANNUAL
                                                                                            OPERATING EXPENSE        INITIAL TERM
NAME OF FUND                                                           SHARE CLASS               LIMIT                 END DATE
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Frost Growth Equity Fund                                     Class A Shares                      1.50%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.25%             November 30, 2014
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Frost Value Equity Fund                                      Class A Shares                      1.50%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.25%             November 30, 2014
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Frost Kempner Multi-Cap Deep Value Equity Fund               Class A Shares                      1.30%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.05%             November 30, 2014
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Frost Mid Cap Equity Fund                                    Class A Shares                      1.80%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.55%             November 30, 2014
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Frost Small Cap Equity Fund                                  Class A Shares                      1.80%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.55%             November 30, 2014
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Frost International Equity Fund                              Class A Shares                      1.70%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.45%             November 30, 2014
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Frost Natural Resources Fund                                 Class A Shares                      2.00%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.75%             November 30, 2014
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Frost Cinque Large Cap Buy-Write Equity Fund                 Class A Shares                      1.75%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.50%             November 30, 2014
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Frost Total Return Bond Fund                                 Class A Shares                      1.20%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          0.95%             November 30, 2014
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Frost Credit Fund                                            Class A Shares                      1.25%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.00%             November 30, 2014
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Frost Low Duration Bond Fund                                 Class A Shares                      1.20%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          0.95%             November 30, 2014
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Frost Kempner Treasury and Income Fund                       Class A Shares                      1.30%             November 30, 2014
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.05%             November 30, 2014
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Frost Conservative Asset Allocation Fund                     Class A Shares                      1.60%             November 30, 2015
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 Frost Moderate Asset Allocation Fund                        Class A Shares                      1.60%             November 30, 2015
                                                             -----------------------------------------------------------------------
                                                             Institutional Class Shares          1.35%             November 30, 2015
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Frost Aggressive Asset Allocation Fund                       Class A Shares                      1.60%             November 30, 2015
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


                                             Acknowledged and Accepted by:

                                             Frost Investment Advisors, LLC
                                             /s/ Tom Stringfellow
                                             -----------------------------------
                                             Name: Tom Stringfellow
                                             Title: President

                                             The Advisors' Inner Circle Fund II
                                             /s/ Dianne Descoteaux
                                             ----------------------------------
                                             Name: Dianne Descoteaux
                                             Title: VP & Secretary